Statement of Additional Information Supplement
February 1, 1999

IDS Bond Fund, Inc.  S-6495-20 N (10/98)
IDS Extra Income Fund, Inc. S-6370-20 N (7/98)
IDS Federal  Income  Fund,  Inc.  S-6042-20 P (7/98)
IDS Global Bond Fund S-6309-20 P (12/98)
IDS High Yield Tax-Exempt Fund, Inc.  S-6340-20 R (1/99)
IDS Selective  Fund,  Inc.  S-6376-20 M (7/98)
IDS Tax-Exempt  Bond Fund S-6310-20 R (1/99)
IDS  Intermediate   Tax-Exempt  Fund  S-6355-20 D (1/99)
IDS  Insured Tax-Exempt  Fund S-6327-20 R (8/98)
IDS California  Tax-Exempt  Fund S-6328-20 P (8/98)
  IDS Massachusetts Tax-Exempt Fund
  IDS Michigan Tax-Exempt Fund
  IDS Minnesota Tax-Exempt Fund
  IDS New York Tax-Exempt Fund
  IDS Ohio Tax-Exempt Fund

The Transfer Agency Agreement paragraph has been revised to state the following fees:

The fee per account for Class A is $19.00, for Class B is $20.00 and for Class Y is $17.00.


Form S-6386 A (2/99)
Valid until next prospectus update.
Destroy January 31, 2000